SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant                ☑

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to Section 240.14a-12

Arrhythmia Research Technology, Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 240-0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
Form of Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
VOTE BY INTERNET
Q U I C K Í Í Í E A S Y Í Í Í I M M E D I AT E

As a stockholder of Arrhythmia Research Technology, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 19, 2011.

:                ☐*

Vote Your Proxy on the Internet:		Vote Your Proxy by mail:

Go to www.cstproxyvote.com		Mark, sign, and date your proxy card,
Have your proxy card available when	OR	then detach it, and return it in the
you access the above website. Follow		postage-paid envelope provided.
the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE ▼

1
To re-elect two Class I directors to hold office for three years until the 2014 annual meeting, to elect one Class II director to hold office for one year until the 2012 annual meeting, and one Class III director to hold office for two years until the 2013 annual meeting and until their successors are duly elected and qualified.
								Please mark your vote like this	☒
	Election of Class 1 Director (2014)		Vote for	Vote for all		Vote Withheld			FOR	AGAINST	ABSTAIN
	Nominees:	(01) James E. Rouse	All	Nominees		for the	2	To ratify the appointment of CC R LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011.	☐	☐	☐
		(02) Jason R. Chambers	Nominees	except as noted to the left		Nominees
	Election of Class II Director (2012)		☐	☐	OR	☐			FOR	AGAINST	ABSTAIN
	Nominee:	(01) Michael S. Gunter					3	Authorization to adjourn the Annual Meeting	☐	☐	☐
	Election of Class III Director (2013)
	Nominee:	(01) Patrick L. Muldoon					4	Other Matters: In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.
	INSTRUCTION: To Withhold authority to vote for any nominee, strike a
	line through that nominee's name above.
PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
COMPANY ID:                                                PROXY NUMBER:
ACCOUNT NUMBER:

Signature______________________________________________Signature____________________________________Dated______________, 2011
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. (Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held May 20, 2011.

The Proxy Statement and our 2010 Annual Report to Stockholders are available at: http://www.cstproxy.com/arthrt/2011

▼ FOLD AND DETACH HERE ▼

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
This proxy is solicited by the Board of Directors
for the Annual Meeting of Stockholders to be held on
May 20, 2011

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 25, 2011, and hereby appoints Michael Hale and David A.Garrison, or either of them, proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”)
at the Annual Meeting of Stockholders of the Company to be held at 1st Floor Conference Room, Four Radnor Corporate Center, 100 Matsonford Road, Radnor, Pennsylvania on May 20, 2011 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

The board of directors recommends a vote FOR the nominees and proposals below and if no specification is made, the shares will be voted for such nominees and proposals.

Please sign and date on the reverse side.